UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

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                                   FORM 8-K
                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

               Date of Report (Date of earliest event reported):
                                March 21, 2002

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                             FLOWSERVE CORPORATION
            (Exact name of registrant as specified in the charter)

            New York               001-13179             31-0267900
(State of other jurisdiction of   (Commission            (I.R.S. Employer
incorporation or organization)    File Number)           Identification No.)

222 W. Las Colinas Blvd., Suite 1500,                         75039
      Irving, Texas                                        (Zip Code)
(Address of principal executive offices)

                                (972) 443-6500
              Registrant's telephone number, including area code

Item 5.  Other Events

On March 21, 2002, Flowserve Corporation (the "Company") entered into a Purchase and Sale Agreement (the "Purchase and Sale Agreement") with Invensys plc (the "Seller") pursuant to which the Company will acquire the Flow Control Division (IFC) of Seller for US$ 535 million, subject to certain purchase price adjustments. A copy of the Purchase and Sale Agreement is attached hereto as
Exhibit 2.1 and is incorporated herein by this reference.

Item 7.  Financial Statements and Exhibits

(a)  Financial Statements.
     None.

(b)  Pro Form Financial Information.
     None.


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                                                                               2


(c)  Exhibits.
     2.1 Purchase and Sale Agreement dated as of March 21, 2002 by and between Flowserve Corporation and Invensys plc.


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                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       Flowserve Corporation
Dated:  March 28, 2002


                                       By:  /s/ Ronald F. Shuff
                                            -------------------
                                            Name:  Ronald F. Shuff
                                            Title: Vice President, Secretary and
                                                   General Counsel